Financial Services Conference November 10, 2025 | Thomas J. Kemly, President & CEO | Dennis E. Gibney, Sr. EVP, CFO | Thomas Splaine, 1st SVP, CAO

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the private securities litigation reform act of 1995 regarding Columbia Financial Inc.'s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe", "expect", "anticipate", "intend", "target", "estimate", "continue", "positions", "prospects", or "potential", by future conditional verbs such as "will", "would", "should", "could", "may", or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to update any forward-looking statements. Actual results may differ materially from current projections. In addition, to factors previously disclosed in Columbia Financial's reports filed with the U.S. Securities and Exchange Commission and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates, higher inflation and their impact on national and local economic conditions; changes in monetary and fiscal policies of the U.S. Treasury, the Board of Governors of the Federal Reserve System and other governmental entities; the impact of tariffs, sanctions and other trade policies of the United States and its global trading counterparts; the impact of changing political conditions or federal government shutdowns; the impact of legal, judicial and regulatory proceedings or investigations; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect a borrowers’ ability to service and repay the Company’s loans; the effect of acts of terrorism, war or pandemics, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions; changes in the value of securities in the Company’s portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and securities; legislative changes and changes in government regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s consolidated financial statements will become impaired; cyber-attacks, computer viruses and other technological risks that may breach the security of our systems and allow unauthorized access to confidential information; the inability of third party service providers to perform; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits and effectively manage liquidity; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy, or its integration of acquired financial institutions and businesses, and changes in assumptions used in making such forward-looking statements which are subject to numerous risks and uncertainties, including but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K and those set forth in the Company's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all as filed with the U.S. Securities and Exchange Commission. 2 Non-GAAP Financial Measures This presentation contains financial information presented in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). This presentation also contains certain non- GAAP information that the Company's management uses in its analysis of the Company's financial results, including core net income, core return on average assets, core return on average tangible stockholders’ equity, and core efficiency ratio. Specifically, the Company provides measures based on what it believes are its operating earnings on a consistent basis and excludes material non-routine operating items which affect the GAAP reporting of results of operations. The Company's management believes that providing this information to analysts and investors allows them to better understand and evaluate the Company's core financial results for the periods presented. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. The Company also provides measurements and ratios based on tangible stockholders' equity. These measures are commonly utilized by regulators and market analysts to evaluate the Company's financial condition and, therefore, the Company's management believes that such information is useful to investors. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures is provided in the appendix to this presentation.

(1) Financial results are at or for the nine months ended September 30, 2025. (2) Ratios are annualized when appropriate. Columbia Financial, Inc. Overview 3 Ticker CLBK (Nasdaq) Headquarters Fair Lawn, New Jersey Branch Network 69 full-service banking offices Our Primary Market Areas New Jersey, New York, Pennsylvania Corporate Overview Total Assets $10.9 billion Total Investments 1.5 billion Loans Receivable, net 8.2 billion Deposits 8.2 billion Total Stockholders' Equity 1.1 billion Balance Sheet Snapshot - 3Q 2025(1) Net Income $36.1 million EPS Basic and Diluted $0.35 WA Shares Basic and Diluted 101,943,317 Statement of Operations- Snapshot - 3Q 2025(1) Return on Average Assets 0.55% Return on Average Equity 5.23% Net Interest Margin 2.29% Non-interest Expense to Average Assets 1.65% Net Charge-offs to Average Oustanding Loans 0.04% Non-performing Assets to Total Assets 0.30% Total Capital to Risk Weighted Assets 14.88% Selected Financial Ratios - 3Q 2025(1)(2)

• Net interest margin increased 40 bps to 2.20% from 1.80% for the nine months ended September 30, 2025 and 2024, respectively. • Net income increased $26.5 million to $36.1 million from $9.6 million for the nine months ended September 30, 2025 and 2024, respectively. • Basic and diluted earnings per share increased $0.26 to $0.35 from $0.09 for the nine months ended September 30, 2025 and 2024, respectively. • Core return on average assets(1) and core return on average tangible equity(1) were 0.46% and 5.01%, respectively, at September 30, 2025. • Increased tangible book value per share 6.4% to $9.76 from $9.17 at September 30, 2025 and December 31, 2024, respectively. • Achieved loan growth of $355.6 million or 4.5% to $8.3 billion from $7.9 million at September 30, 2025 and December 31, 2024, respectively. • Achieved deposit growth of $144.2 million or 1.8% to $8.2 billion from $8.1 billion at September 30, 2025 and December 31, 2024, respectively. • Maintained strong asset quality – nonperforming assets to total assets was 0.30% at September 30, 2025. • Maintained strong capital with a Common Equity Tier 1 Risk-Based Capital ratio of 13.92%. • In September 2025, the Board of Directors authorized a new share repurchase program of 1,800,000 shares. The Company repurchased 183,864 shares of our common stock for $2.8 million for the month of September 2025. (1) Represents a Non-GAAP financial measure, see the Appendix. 2025 Update 4

• Management focused on deploying capital through a combination of organic growth, acquisitions, and stock repurchases. • In September 2025, the Board of Directors authorized a new share repurchase program of 1,800,000 shares. • CLBK does not pay cash dividends to shareholders while in the MHC structure as it is not a "grandfathered" MHC under the Dodd Frank Act and, therefore, the MHC cannot waive dividends from CLBK. Capital Management 5 0.2 0.4 4.2 4.5 6.1 0.0 2.0 4.0 6.0 8.0 10.0 9/30/2025 YE 2024 YE 2023 YE 2022 YE 2021 Shares Repurchased (in millions) 9.50% 9.30% 8.70% 9.00% 10.80% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 9/30/2025 YE 2024 YE 2023 YE 2022 YE 2021 Tangible Common Equity / Tangible Assets 14.88% 14.01% 13.92% 10.40% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Total Capital Tier 1 Capital Risk Based Common Equity Tier 1 Capital Tier 1 Capital Capital Ratios At September 30, 2025 Minimum capital Adequacy Requirement

(1) Represents a Non-GAAP financial measure. YTD 2025 - Ratios are annualized for the nine months ended September 30, 2025. Financial Performance 6 0.46% 0.22% 0.49% 0.93% 1.03% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 9/30/2025 YE 2024 YE 2023 YE 2022 YE 2021 Core Return on Average Assets(1) 5.01% 2.49% 5.21% 9.56% 10.01% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 9/30/2025 YE 2024 YE 2023 YE 2022 YE 2021 Core Return on Average Tangible Equity(1) 69.70% 81.45% 72.00% 56.64% 56.13% 40.00% 47.00% 54.00% 61.00% 68.00% 75.00% 82.00% 89.00% 9/30/2025 YE 2024 YE 2023 YE 2022 YE 2021 Core Efficiency Ratio(1) 1.65% 1.73% 1.80% 1.74% 1.71% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 9/30/2025 YE 2024 YE 2023 YE 2022 YE 2021 Net Interest Expense / Average Assets

Financial Performance 7 2.29% 2.19% 2.11% 1.88% 1.84% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 2.60% Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2024 Net Interest Margin(1) (1) Quarterly ratios are annualized.

Lending

- As a community banking organization, the Company differentiates itself by focusing on relationships and self-sourced originations.
- Loans are largely focused in New Jersey, Pennsylvania and the suburbs of New York. Originations in New York City are limited.
- For the nine months ended September 30, 2025, the Company originated $964.9 million in loans. Commercial real estate and construction loan originations were $416.8 million and $233.5 million, respectively.

Loan Type (Dollars in thousands)	9/30/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Residential	$2,583,162	$2,710,937	$2,792,833	$2,860,184	$2,092,317
Multifamily	1,612,105	1,460,641	1,409,187	1,239,207	1,041,108
Commercial real estate	2,532,329	2,339,883	2,377,077	2,413,394	2,170,236
Construction	465,283	473,573	443,094	336,553	295,047
Commercial Business	771,486	622,000	533,041	497,469	452,232
Home equity loans and advances	256,970	259,009	266,632	274,302	276,563
Other consumer loans	2,725	3,404	2,801	3,425	1,428
Total Loans	**8,224,060**	**7,869,447**	**7,824,665**	**7,624,534**	**6,328,931**
PCD Loans	10,920	11,686	15,089	17,059	6,791
Net Deferred Loan Costs	37,580	35,795	34,783	35,971	24,879
Allowance for Credit Losses[1]	(65,659)	(59,958)	(55,096)	(52,803)	(62,689)
Loans Receivable, net	**$8,206,901**	**$7,856,970**	**$7,819,441**	**$7,624,761**	**$6,297,912**

[1] The Company adopted ASU 2016-13 as of January 1, 2022. Prior periods have not been restated.

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Commercial Real Estate 9(1) Based on the most recent available information. 74.2% 11.9% 8.5% 1.2% 4.2% Multifamily Concentrations as of 9/30/2025 New Jersey PA - Philadelphia PA - Other NY - New York City NY - Other  As of September 30, 2025 the Company had loan exposures of approximately $814,000 and $850,000 related to investor office and rent stabilized multifamily in New York City, respectively. Investor Owned Commercial Real Estate (Dollars in thousands) Balance % of Multifamily and Commercial Real Estate Average Loan Size Weighted Average Loan to Value Ratio(1) Weighted Average Debt Service Coverage(1) Multifamily real estate 1,612,105$ 38.9% 3,623$ 59.0% 1.55x Owner occupied commercial real estate 674,630 16.3 1,109 52.1 2.26x Investor owned commercial real estate 1,857,699 44.8 2,048 54.5 1.69x Total 4,144,434$ 100.0% 2,115$ 55.9% 1.73x

Commercial Real Estate (Continued) 10 156% 194% 207% 211% 212% 247% 280% 304% 318% 347% 364% 372% 376% 381% 404% 423% 426% 427% 465% 504% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% 500% 550% Commercial Real Estate / Total Capital Peers: CBU, CNOB, CUBI, DCOM, EGBN, FCF, FFIC, HONE, INDB, KRNY, MCB, NBTB, NFBK, OCFC, PGC, PFS, STBA, TMP, TFSL, WSFS Commercial Real Estate is defined as non-owner occupied commercial, construction, and multifamily properties. Source: S&P Global 9/30/2025

Peers: CBU, CNOB, CUBI, DCOM, EGBN, FCF, FFIC, HONE, INDB, KRNY, MCB, NBTB, NFBK, OCFC, PGC, PFS, STBA, TMP, TFSL, WSFS Source: S&P Global 9/30/2025 (1) Ratio for the 2025 period is annualized. The 2025 ratio includes $3.2 million of non-annualized PCD charge-offs related to the purchase of commercial equipment finance loans. Asset Quality 11 0.30% 0.22% 0.12% 0.06% 0.04% 0.40% 0.48% 0.24% 0.26% 0.27% 0.00% 0.20% 0.40% 0.60% 0.80% 9/30/2025 YE 2024 YE 2023 YE 2022 YE 2021 NPAs / Total Assets Columbia Financial, Inc. Peer Median 0.04% 0.12% 0.03% 0.00% 0.03% 0.14% 0.11% 0.16% 0.03% 0.08% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 9/30/2025 YE 2024 YE 2023 YE 2022 YE 2021 Net Charge-offs / Average Loans Columbia Financial, Inc. Peer Median (1)

Deposits • The deposit base is large, diverse and driven through our branch network leveraging our community development. • We continue to focus on treasury services as a means of deepening our commercial customer relationships and providing enhanced customer service for an appropriate fee. 12 $8,240 $8,096 $7,847 $8,001 $7,570 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 9/30/2025 YE 2024 YE 2023 YE 2022 YE 2021 Total Deposits (in millions) 18.1% 22.5% 16.9% 7.8% 34.7% Deposit Breakdown as of September 30, 2025 Non-interest Bearing Demand Interest-Bearing Demand Money Market Savings Certificates of Deposit

Investment Securities • Approximately 92.7% of the total portfolio consisted of direct government or government agency obligations. • Net unrealized losses on available for sale securities, net of tax, as a percentage of total equity was 5.3%. • Duration of the investment portfolio is approximately 3.8 years. 13 33.9% 58.6% 0.2% 6.6% 0.7% Investment Breakdown as of September 30, 2025 U.S.Government and agency obligations Agency MBS and CMOs Municipal obligations Corporate debt securities Equities

Completed IPO Sold 43% of Columbia Financial and raised $498 million in gross proceeds. Granted 3% of the shares to the Columbia Bank Foundation. Pro forma TCE was 15.6%. 2018 2020 2022 2019 2021 Acquired Roselle Mutual Merger $422 million in total assets and $333 million in deposits. In market transaction adding three branches, net of closures. Acquired RSI Mutual Merger $595 million in assets and $503 million in deposits. In market transaction adding three branches, net of closures. Acquired Freehold Mutual Merger $316 million in assets and $210 million in deposits at two branches. Acquired Stewardship $136 million cash acquisition. Community bank with $962 million in assets and $783 million in deposits. In market transaction adding seven branches, net of closures. Mergers & Acquisitions 14 Note: Dates are the year of announcement.

• Management and the Board of Directors are aware of the opportunities afforded by a second step conversion. • We believe that being “well- positioned” to execute a second step conversion is important. • Therefore, management is focused on: • Building the growth engine so we can leverage the amount of capital raised in a second step; • Continuing to evaluate potential merger opportunities; and • Improving profitability and franchise value. Organizational Considerations and Pro Forma Value of a Hypothetical Second Step Conversion 15 Legal Disclaimer: The pro forma financial information presented on this page is for illustrative purposes only, is based on information currently available, and does not reflect the actual pricing of any future second step conversion. While we continue to evaluate our organizational structure and a second step conversion, there is no assurance that we will undertake such a conversion in the future. Date 9/30/2025 Tangible Stockholders' Equity 1,022,811$ Total Shares Oustanding 104,743,273 Minority Shares 28,726,749 27.4% Majority Shares 76,016,524 72.6% 80.0% 85.0% 90.0% 95.0% 100.0% 1,713,800$ 2,000,000$ 2,233,500$ 2,560,500$ 2,949,000$ 10.00$ 10.00$ 10.00$ 10.00$ 10.00$ 1,243,776$ 1,451,483$ 1,620,943$ 1,858,261 2,140,211$ (124,378) (145,148) (162,094) (185,826) (214,021) 1,119,398 1,306,334 1,458,849 1,672,435 1,926,190 1,022,811 1,022,811 1,022,811 1,022,811 1,022,811 2,142,209$ 2,329,145$ 2,481,660$ 2,695,246$ 2,949,001$ 12.50$ 11.65$ 11.11$ 10.53$ 10.00$ 1.64 1.91 2.13 2.44 2.82 16.36$ 19.09$ 21.32$ 24.45$ 28.15$ (Dollars in thousands) Pro Forma Tangible Equity Price to Fully Converted Pro Forma Tangible Book Fully Convertible Value Offering Price Per Share Pro Forma Tangible Book Value Per Share Exchange Ratio Exchange Value Per Minority Share Gross Proceeds Expenses and Stock Benefits (assumed 10%) Net Investable Proceeds Existing Tangible Equity

• Focus on earnings improvement, especially strategies to improve net interest margin. • Continue our organic growth strategy while being mindful of economic conditions and evaluating acquisitions opportunistically. • Be positioned to pursue a second step conversion if and when conditions are right. • Build the infrastructure to support long term growth. • Control funding costs to expand margin. • Maintain credit discipline and continue to bolster enterprise risk management for regional bank regulatory oversight. • Emphasize our commercial lines of business to continue our migration toward a commercial bank balance sheet. • De-emphasize residential mortgage lending due to lower profit margins, long asset durations and interest rate cyclicality. • Build our core deposit base with an emphasis on commercial treasury services. • Increase our emphasis on digital strategies to address customer preferences and gain operating efficiencies. Strategic Focus 16

Appendix

Core Net Income (Non-GAAP Financial Measures) 2025 2024 2024(1) 2023 2022 2021 Reconciliation of Core Net Income: Net Income (loss): 36,073$ 9,570$ (11,653)$ 36,086$ 86,173$ 92,049$ Add/Less: (Gain) Loss on securities transactions, net of tax (251) 1,130 30,082 9,249 (156) (1,481) Add: FDIC special assessment, net of tax - 385 385 3,009 - - Add: Severance expense, net of tax 1,020 67 67 1,390 - - Less: Insurance settlement, net of tax - - - - (486) - Add: Merger-related expenses, net of tax - 691 1,468 529 2,210 974 Add: Litigation expenses, net of tax 242 - - 262 2,913 - Add: Loss on extinguishment of debt, net of tax - - 2,885 265 - 2,079 Add: Branch closure expense, net of tax - - - - 199 410 Core Net Income 37,084$ 11,843$ 23,234$ 50,790$ 90,853$ 94,031$ For the Nine Months Ended September 30, For the Years Ended December 31,Description (in thousands) 18 (1) The 2024 YTD net loss includes the results of our repositioning strategy to improve future earnings and net interest margin. (2) Represents a Non-GAAP financial measure. (2)

Core ROAA and ROATE (Non-GAAP Financial Measures) 2025(1) 2024(1) 2024 2023 2022 2021 Return on Average Assets 0.45% 0.12% -0.11% 0.35% 0.88% 1.01% Net Income (loss) 36,073$ 9,570$ (11,653)$ 36,086$ 86,173$ 92,049$ Average Assets 10,690,350$ 10,642,460$ 10,653,512$ 10,370,557$ 9,741,822$ 9,103,003$ Core Return on Average Assets 0.46% 0.15% 0.22% 0.49% 0.93% 1.03% Core Net Income 37,084$ 11,843$ 23,234$ 50,790$ 90,853$ 94,031$ Total Average Stockholders' Equity 1,108,284$ 1,045,201$ 1,052,460$ 1,098,098$ 1,065,338$ 1,024,914$ Less: Average Goodwill (110,715) (110,715) (110,715) (110,715) (103,477) (79,842) Less: Average Core Deposit Intangible (8,252) (10,391) (10,119) (12,398) (11,352) (5,717) Total Average Tangible Stockholders' Equity 989,317$ 924,095$ 931,626$ 974,985$ 950,509$ 939,355$ Core Return on Average Tangible Equity 5.01% 1.71% 2.49% 5.21% 9.56% 10.01% For the Nine Months Ended September 30, For the Years Ended December 31,Description (in thousands, except ratio data) (1) Ratios for the nine months ended September 30, 2025 and 2024 are annualized. 19

Core Efficiency Ratio (Non-GAAP Financial Measures)

Description (in thousands, except ratio data)	For the Nine Months Ended September 30, 2025[1]	For the Nine Months Ended September 30, 2024[1]	For the Years Ended December 31, 2024	2023	2022	2021
Efficiency Ratio	70.47%	85.73%	100.81%	78.20%	58.83%	57.26%
Net Interest Income	$ 161,414	$ 131,555	$ 177,982	$ 205,876	$ 266,777	$ 233,134
Non-Interest Income	28,511	25,610	1,894	27,379	30,400	38,831
Total Income	$ 189,925	$ 157,165	$ 179,876	$ 233,255	$ 297,177	$ 271,965
Non-Interest Expense	$ 133,837	$ 134,739	$ 181,335	$ 182,417	$ 174,816	$ 155,737
Core Efficiency Ratio	69.70%	84.26%	81.45%	72.00%	56.64%	56.13%
Non-Interest Income	$ 28,511	$ 25,610	$ 1,894	$ 27,379	$ 30,400	$ 38,831
Add/Less: (Gain) loss on securities transactions	(336)	1,256	35,851	10,847	(210)	(2,025)
Less: Insurance settlement	-	-	-	-	(650)	-
Core Non-Interest Income	**$ 28,175**	**$ 26,866**	**$ 37,745**	**$ 38,226**	**$ 29,540**	**$ 36,806**
Non-Interest Expense	$ 133,837	$ 134,739	$ 181,335	$ 182,417	$ 174,816	$ 155,737
Less: FDIC special assessment	-	(439)	(439)	(3,840)	-	-
Less: Severance expense	(1,365)	(74)	(74)	(1,605)	-	-
Less: Merger-related expenses	-	(737)	(1,665)	(606)	(2,810)	(822)
Less: Litigation expenses	(325)	-	-	(317)	(3,916)	-
Less: Loss on extinguishment of debt	-	-	(3,447)	(300)	-	(2,851)
Less: Branch closure expense	-	-	-	-	(266)	(548)
Core Non-Interest Expense	**$ 132,147**	**$ 133,489**	**$ 175,710**	**$ 175,749**	**$ 167,824**	**$ 151,516**

[1] Ratios for the nine months ended September 30, 2025 and 2024 are annualized.

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Consolidated Statements of Financial Condition Description 9/30/2025 12/31/2024 12/31/2023 12/31/2022 12/31/2021 Total Assets 10,855,834$ 10,475,493$ 10,645,568$ 10,408,169$ 9,224,097$ Total cash and cash equivalents 253,402 289,223 423,249 179,229 70,963 Debt securities available for sale, at fair value 1,080,229 1,025,946 1,093,557 1,328,634 1,703,847 Debt securities held to maturity, at amortized cost 399,278 392,840 401,154 421,523 429,734 Loans receivable, net 8,206,901 7,856,970 7,819,441 7,624,761 6,297,912 Deposits 8,240,321 8,096,149 7,846,556 8,001,159 7,570,216 Borrowings 1,263,483 1,080,600 1,528,695 1,127,047 377,309 Total stockholders' equity 1,140,960 1,080,376 1,040,335 1,053,595 1,079,081 (In thousands) 21

(1) Represents a Non-GAAP financial measure. Consolidated Statements of Income 2025 2024 2024 2023 2022 2021 Interest income 349,071$ 337,800$ 451,426$ 394,978$ 309,670$ 270,150$ Interest expense 187,657 206,245 273,444 189,102 42,893 37,016 Net interest income 161,414 131,555 177,982 205,876 266,777 233,134 Provision for (reversal of) credit losses 7,745 11,575 14,451 4,787 5,485 (9,953) Non-interest income 28,511 25,610 1,894 27,379 30,400 38,831 Non-interest expense 133,837 134,739 181,335 182,417 174,816 155,737 Pretax income (loss) 48,343 10,851 (15,910) 46,051 116,876 126,181 Income tax expense (benefit) 12,270 1,281 (4,257) 9,965 30,703 34,132 Net income (loss) 36,073$ 9,570$ (11,653)$ 36,086$ 86,173$ 92,049$ Core Net Income 37,084$ 11,843$ 23,234$ 50,790$ 90,853$ 94,031$ For the Nine Months Ended September 30, For the Years Ended December 31, Description (In thousands) (1) 22